Exhibit 10.15

EXECUTION COPY
INTERCREDITOR AGREEMENT
          INTERCREDITOR AGREEMENT, dated as of August 23, 2006, among THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent (and together with its successors and assigns, in such capacity, the “Administrative Agent” or the “First Priority Agent”), THE BANK OF NEW YORK, as Trustee, Collateral Agent and Second Priority Agent (and together with its successors and assigns, in such capacities, the “Trustee” or the “Second Priority Agent”), Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”) and its Subsidiaries (such term and each other capitalized term used herein having the meanings set forth in Section 1) listed on the signature pages hereto (such Subsidiaries, together with the Company and each of its other Subsidiaries that become parties hereto, the “Grantors”).
WITNESSETH
          WHEREAS, the Company and certain other Grantors, certain lenders and the Administrative Agent are parties to the Credit Agreement dated as of the date hereof;
          WHEREAS, the Obligations of the Company and the other Grantors under the Credit Agreement (including guarantees in respect thereof) will be secured (together with certain other obligations) by various assets of the Company and such other Grantors;
          WHEREAS, the Company and the other Grantors and the Trustee have entered into the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with the terms Section 5.3, the “Indenture”), pursuant to which the Company will issue the Notes; and
          WHEREAS, it is a condition precedent to the effectiveness of each of the Credit Agreement and the issuance of the Notes that the parties hereto enter into this Agreement;
          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. Definitions
          (a) Certain Definitions. As used in this Agreement, the following terms have the meanings specified below:
     “Administrative Agent” has the meaning set forth in the preamble.
     “Agreement” means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
     “Bankruptcy Law” means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

     “Business Day” means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.
     “Capital Stock” means “Capital Stock”, as defined in the Indenture or the Credit Agreement.
     “Cash Management Obligations” means, with respect to any Person, all obligations of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services, including in connection with any automated clearing house transfers of funds, or any similar transactions.
     “Common Collateral” means all of the assets of any Grantor, whether now owned or hereafter existing and whether real, personal or mixed, with respect to which a Lien is granted or held as security for both the First Priority Claims and the Second Priority Claims.
     “Company” has the meaning set-forth in the preamble.
     “Credit Agreement” means the Credit Agreement dated as of the date hereof, together with any documents evidencing or governing any Obligations relating thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted under clauses (2) and (14) of the definition of the term “Permitted Indebtedness” (as defined in the Indenture as in effect on the date hereof)) or adding Subsidiaries as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.
     “DIP Financing” has the meaning set forth in Section 6.1.
     “Discharge of First Priority Claims” means the payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the First Priority Documents or, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the applicable First Priority Documents, in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) any other First Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.
     “Discharge of Second Priority Claims” means the payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the Second Priority Documents and (b) any other Second Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.
     “First Priority Agent” has the meaning set forth in the preamble.
     “First Priority Cash Management Obligations” means any Cash Management Obligations secured by any Common Collateral under the same First Priority Collateral Documents that secure Obligations under the Credit Agreement.

     “First Priority Claims” means (a) Indebtedness permitted pursuant to clauses (2) and (14) of the definition of the term “Permitted Indebtedness” (as defined in the Indenture as in effect on the date hereof) and (b) all other Obligations of the Company or any other Grantor under the First Priority Documents, including all First Priority Hedging Obligations and First Priority Cash Management Obligations. Except as provided in the last sentence of this definition, any Obligations described in the preceding sentence shall constitute First Priority Claims only to the extent such Obligations are permitted to be incurred pursuant to the Indenture as in effect on the date hereof. First Priority Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant First Priority Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the First Priority Claims (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding for purposes of this agreement as if such payment had not occurred. Notwithstanding anything to the contrary contained in this definition, any Obligation under a First Priority Document (including any Cash Management Obligations or Hedging Obligations) shall constitute a “First Priority Claim” if the First Priority Agent or the relevant First Priority Lender or First Priority Lenders under such First Priority Document shall have received a written representation from the Company in or in connection with such First Priority Document that such Obligation constitutes a “First Priority Claim” under and as defined in the Indenture (whether or not such Obligation is at any time determined not to have been permitted to be incurred under the Indenture).
     “First Priority Collateral” means all of the assets of any Grantor, whether now owned or hereafter existing and whether real, personal or mixed, with respect to which a Lien is granted or held as security for the First Priority Claims consisting of (i) accounts, (ii) inventory, (iii) deposit accounts and all cash, checks and other instruments on deposit therein or credited thereto, (iv) securities accounts and all investment property on deposit therein or credited thereto, (v) lock boxes and (vi) Capital Stock of each Subsidiary of such Grantor and (vii) contract rights, instruments, documents, chattel paper (whether tangible or electronic), drafts and acceptances, general intangibles and all other forms of obligations owing to such Grantor, in each case arising out of or relating to the sale, lease or other disposition of inventory or the rendition of services, and all guarantees and other security therefore (other than, for the avoidance of doubt, any assets consisting of the First Priority Excluded Collateral).
     “First Priority Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any First Priority Claims or under which rights or remedies with respect to such Liens are governed.
     “First Priority Documents” means the Credit Agreement, the First Priority Collateral Documents, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a First Priority Hedging Obligation or First Priority Cash Management Obligation) providing for or evidencing any Obligation under the Credit Agreement or any other First Priority Claim, and any other related document or instrument executed or delivered pursuant to any First Priority Document at any time or otherwise evidencing any First Priority Claims.
     “First Priority Hedging Obligations” means any Hedging Obligations that are permitted to be incurred under clause (4) of the definition of the term “Permitted Indebtedness” (as defined in the Indenture as in effect on the date hereof) and that are secured by any First Priority Collateral under the same First Priority Collateral Documents that secure Obligations under the other First Priority Claims.

     “First Priority Lenders” means the Persons holding First Priority Claims, including the First Priority Agent.
     “First Priority Liens” means all Liens that secure First Priority Claims
     “First Priority Liquid Collateral” means all First Priority Collateral consisting of any of the following: (a) a “Receivable” (as defined in the Credit Agreement as in effect on the date hereof) that constitutes an “Eligible Receivable” (as so defined) or that constituted an “Eligible Receivable” (as so defined) on any date on which any loan was made, or letter of credit was issued, under the Credit Agreement (whether or not constituting an “Eligible Receivable” at the time of determination of First Priority Liquid Collateral), (b) a deposit account and any cash, checks or other instruments on deposit therein or credited thereto, (c) a securities account and any investment property on deposit therein or credited thereto, and (d) a lock box.
     “Grantors” has the meaning set forth in the preamble.
     “Hedging Obligations” means, with respect to any Person, the obligations of such Person in respect of (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements, or (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates.
     “Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Indenture or the Credit Agreement.
     “Indenture” has the meaning set forth in the recitals hereto.
     “Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
     “Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).
     “Noteholders” means the Persons holding Notes from time to time.
     “Notes” means (a) the 11-3/8% Senior Secured Notes due 2012 issued by the Company, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of the date hereof, among the Company and the Initial Purchasers (as defined therein) and (c) any additional notes issued under the Indenture by the Company, to the extent permitted by the Indenture and the First Priority Documents.
     “Obligations” means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, damages, expense reimbursement obligations or other liabilities payable under the documentation governing any Indebtedness, (c) any obligation to post cash collateral in respect of letters of credit and any other obligations or (d) any Cash Management Obligations or Hedging Obligations.
     “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.
     “Pledged Collateral” means any Common Collateral the possession of which or the control thereof is necessary to perfect or improve the priority of a Lien thereon under the Uniform Commercial Code.
     “Required First Priority Lenders” means, with respect to any amendment or modification of a First Priority Document, or any termination or waiver of any provision of a First Priority Document, or any consent or departure by the Company or any of the Subsidiaries therefrom, those First Priority Lenders the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.
     “Required Second Priority Lenders” means, with respect to any amendment or modification of a Second Priority Document, or any termination or waiver of any provision of a Second Priority Document, or any consent or departure by the Company or any of the Subsidiaries therefrom, those Second Priority Lenders the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.
     “Second Priority Agent” has the meaning set forth in the preamble.
     “Second Priority Claims” means all Obligations in respect of the Notes or arising under the Second Priority Documents or any of them; provided, that Second Priority Claims shall not include the principal amount of any Notes to the extent that the aggregate principal amount thereof exceeds $210,000,000. Second Priority Claims shall include all interest accrued (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Second Priority Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Second Priority Claims (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.
     “Second Priority Collateral” means all of the assets of any Grantor, whether now owned or hereafter existing and whether real, personal or mixed, with respect to which a Lien is granted or held as security for the Second Priority Claims (other than First Priority Collateral).
     “Second Priority Collateral Documents” means the Second Priority Security Agreement, the Second Priority Mortgages and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Second Priority Claims or under which rights or remedies with respect to any such Lien are governed.
     “Second Priority Documents” means (a) the Indenture, the Notes, the Second Priority Collateral Documents and each of the other agreements, documents or instruments evidencing or governing any Second Priority Claims and (b) any other related documents or instruments executed and delivered pursuant to any Second Priority Document described in clause (a) above evidencing or governing any Obligations thereunder.
     “Second Priority Lenders” means the Persons holding Second Priority Claims, including the Noteholders and the Second Priority Agent.
     “Second Priority Mortgages” means a collective reference to each mortgage, deed of trust, deed to secure debt and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Second Priority Claims or under which rights or remedies with respect to any such Liens are governed.
     “Second Priority Security Agreement” means the Security Agreement, dated as of the date hereof, among the Company, the other Grantors and the Trustee.
     “Subsidiary” means any “Subsidiary” of the Company, as defined in the Indenture or the Credit Agreement.
     ‘Trustee” has the meaning set forth in the preamble.
     “Uniform Commercial Code” and “UCC” mean the Uniform Commercial Code as from time to time in effect in the State of New York.
          (b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     SECTION 2. Lien Priorities
          2.1 Subordination
          (a) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Second Priority Agent or the Second Priority Lenders on the First Priority Collateral or of any Liens granted to the First Priority Agent or the First Priority Lenders on the First Priority Collateral and notwithstanding any provision of the UCC or any other applicable law or the Second Priority Documents or the First Priority Documents or any other circumstance whatsoever, the Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby agrees that: (a) any Lien on the First Priority Collateral now or hereafter held by or on behalf of the First Priority Agent or any First Priority Lenders or any agent or trustee therefor shall be senior in all respects and prior to any Lien thereon that secures any of the Second Priority Claims; and (b) any Lien on such First Priority Collateral now or hereafter held by or on behalf of the Second Priority Agent or any Second Priority

Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens thereon that secures any First Priority Claims.
          (b) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the First Priority Agent or the First Priority Lenders on the Second Priority Collateral or of any Liens granted to the Second Priority Agent or the Second Priority Lenders on the Second Priority Collateral and notwithstanding any provision of the UCC or any other applicable law or the First Priority Documents or the Second Priority Documents or any other circumstance whatsoever, the First Priority Agent, on behalf of itself and the First Priority Lenders, hereby agrees that: (a) any Lien on the Second Priority Collateral now or hereafter held by or on behalf of the Second Priority Agent or any Second Priority Lenders or any agent or trustee therefor shall be senior in all respects and prior to any Lien thereon that secures any of the First Priority Claims; and (b) any Lien on such Second Priority Collateral now or hereafter held by or on behalf of the First Priority Agent or any First Priority Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens thereon that secures any Second Priority Claims.
          2.2 Prohibition on Contesting Liens
          The Second Priority Agent, for itself and on behalf of each Second Priority Lender, and the First Priority Agent, for itself and on behalf of each First Priority Lender it represents, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by or on behalf of any of the First Priority Lenders in the Common Collateral or by or on behalf of any of the Second Priority Lenders in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of (a) the First Priority Agent or any First Priority Lender to enforce this Agreement, including the priority of the Liens securing the First Priority Claims as provided in Section 2.1(a) or (b) the Second Priority Agent or any Second Priority Lender to enforce this Agreement, including the priority of the Liens securing the Second Priority Claims as provided in Section 2. l(b).
          2.3 Excluded Collateral
          The First Priority Agent, on behalf of itself and the First Priority Lenders, and the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agree that no such creditor shall obtain a Lien on any asset or property of any Grantor unless such other creditors concurrently obtain a Lien thereon or such other creditors waive their rights under this sentence; provided, that the Second Priority Agent, on behalf of itself and the Second Priority Lenders, acknowledges and agrees that the First Priority Claims may be secured by Liens on Excluded Collateral (as such term is defined in the Indenture as in effect on the date hereof, the “Second Priority Excluded Collateral”) of the type described in clause (i) of the definition thereof without the Second Priority Claims being secured by such Second Priority Excluded Collateral and the First Priority Agent, on behalf of itself and the First Priority Lenders, acknowledges and agrees that the Second Priority Claims may be secured by Liens on Excluded Collateral (as such term is defined in the Credit Agreement as in effect on the date hereof, the “First Priority Excluded Collateral”) of the type described in clause (h) of the definition thereof without the First Priority Claims being secured by such First Priority Excluded Collateral. Notwithstanding anything to the contrary herein, (a) neither the First Priority Claims nor any DIP Financing contemplated under Section 6. l(a) may be secured by any Second Priority Collateral (including such First Priority Excluded Collateral) unless consented to by the Second Priority Agent, on behalf of itself and the Second Priority Lenders and (b) the Second Priority Claims may not be secured by any First Priority Collateral (including such Second Priority Excluded

Collateral) unless consented to by the First Priority Agent, on behalf of itself and the First Priority Lenders.
     SECTION 3. Enforcement
          3.1 Exercise of Remedies in Respect of First Priority Collateral
          (a) So long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Second Priority Agent and the Second Priority Lenders will not exercise or seek to exercise any rights or remedies (including set-off) with respect to any First Priority Collateral that secures any Second Priority Claims, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought by the First Priority Agent or any First Priority Lender, the exercise of any right under any Second Priority Document or any lockbox agreement, control agreement, blocked account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Priority Agent or any Second Priority Lender is a party, or any other exercise by any such Person, of any rights and remedies relating to the First Priority Collateral under the First Priority Documents or otherwise, or object to the forbearance by the First Priority Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the First Priority Collateral and (ii) the First Priority Agent and the First Priority Lenders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the First Priority Collateral without any consultation with or the consent of the Second Priority Agent or any Second Priority Lender; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any Grantor, the Second Priority Agent may file a claim or statement of interest with respect to the Second Priority Claims, subject to the limitations contained in this agreement, (B) the Second Priority Agent may take any action (not adverse to the prior Liens on the First Priority Collateral that secures the Second Priority Claims, or the rights of the First Priority Agent or the First Priority Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on such First Priority Collateral so long as such action is consistent with the terms and limitations on the Second Priority Agent and the Second Priority Lenders imposed by this Agreement and (C) the Second Priority Agent may take any action to foreclose upon any such First Priority Collateral so long as (1) one hundred and twenty (120) days have elapsed from the date that the Trustee shall have given written notice to the First Priority Agent of the occurrence of an Event of Default under and as defined in the Second Priority Documents, (2) the First Priority Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against such First Priority Collateral at the end of such 120-day period and (3) the proceeds received by the Second Priority Agent or any Second Priority Lender in connection with such foreclosure action by the Second Priority Agent is applied pursuant to Section 4.1. In exercising rights and remedies with respect to the First Priority Collateral, the First Priority Agent and the First Priority Lenders may enforce the provisions of the First Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the First Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code and under the comparable law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.
          (b) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any First Priority Collateral that secures any Second Lien Claims or any proceeds of such First Priority Collateral, in each case in connection with the exercise of any right or remedy (including set-off) with respect to any such First Priority Collateral (or in respect of any such First Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), unless and until the Discharge of First Priority Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of First Priority Claims has occurred, except as expressly provided in the proviso to the first sentence of Section 3. 1(a) above, the sole right of the Second Priority Agent and the Second Priority Lenders with respect to such First Priority Collateral is to hold a Lien on such First Priority Collateral pursuant to the Second Priority Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First Priority Claims has occurred.
          (c) Subject to the proviso to the first sentence of Section 3.1(a) above and without limiting the effect of other provisions of this Agreement, (i) the Second Priority Agent, for itself and on behalf of the Second Priority Lenders, agrees that the Second Priority Agent and the Second Priority Lenders will not take any action that would hinder any exercise of remedies undertaken by the First Priority Agent under the First Priority Documents with respect to the First Priority Collateral, including any sale, lease, exchange, transfer or other disposition of the First Priority Collateral, whether by foreclosure or otherwise, and (ii) the Second Priority Agent, for itself and on behalf of the Second Priority Lenders, hereby waives any and all rights it or the Second Priority Lenders may have as a junior lien creditor to object to the manner in which the First Priority Agent or the First Priority Lenders seek to enforce or collect the First Priority Claims or the Liens granted in any First Priority Collateral, regardless of whether any action or failure to act by or on behalf of the First Priority Agent or First Priority Lenders is adverse to the interest of the Second Priority Lenders.
          (d) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Document shall be deemed to restrict in any way the rights and remedies of the First Priority Agent or the First Priority Lenders with respect to the First Priority Collateral as set forth in this Agreement and the First Priority Documents.
          3.2 Exercise of Remedies in Respect of Second Priority Collateral
          (a) So long as the Discharge of Second Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the First Priority Agent and the First Priority Lenders will not exercise or seek to exercise any rights or remedies (including set-off) with respect to any Second Priority Collateral that secures any First Priority Claims, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought by the Second Priority Agent or any Second Priority Lender, the exercise of any right under any First Priority Document or any lockbox agreement, control agreement, blocked account agreement, landlord waiver or bailee’s letter or similar agreement, or arrangement to which the First Priority Agent or any First Priority Lender is a party, or any other exercise by any such Person, of any rights and remedies relating to the Second Priority Collateral under the Second Priority Documents or otherwise, or object to the forbearance by the Second Priority Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Second Priority Collateral and (ii) the Second Priority Agent and the Second Priority Lenders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Second Priority Collateral without any consultation with or the consent of the First Priority Agent or any First Priority Lender; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any Grantor, the First Priority Agent may file a claim or statement of interest with respect to the First Priority Claims, subject to the limitations contained in this agreement, (B) the First Priority Agent may take any action (not adverse to the prior Liens on the Second Priority Collateral that secures the First Priority Claims, or the rights of the Second Priority Agent or the Second Priority Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on such Second Priority Collateral so long as such action is consistent with the terms and limitations on the First Priority Agent and the First Priority Lenders imposed by this Agreement and (C) the First Priority Agent may take any action to foreclose upon any such Second Priority Collateral so long as (1) one hundred and fifty (150) days have elapsed from the date that the Administrative Agent shall have given written notice to the Second Priority Agent of the occurrence of an Event of Default under and as defined in the First Priority Documents (and so long as at the time such notice is given an Event of Default under and as defined in the Second Priority Documents shall have occurred and be continuing), (2) the Second Priority Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against such Second Priority Collateral at the end of such 150-day period and (3) the proceeds received by the First Priority Agent or any First Priority Lender in connection with such foreclosure action by the First Priority Agent is applied pursuant to Section 4.1. In exercising rights and remedies with respect to the Second Priority Collateral, the Second Priority Agent and the Second Priority Lenders may enforce the provisions of the Second Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Second Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code and under the comparable law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.
          (b) The First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any Second Priority Collateral that secures any First Lien Claims or any proceeds of such Second Priority Collateral, in each case in connection with the exercise of any right or remedy (including set-off) with respect to any such Second Priority Collateral (or in respect of any such Second Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), unless and until the Discharge of Second Priority Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Second Priority Claims has occurred, except as expressly provided in the proviso to the first sentence of Section 3.2(a) above, the sole right of the First Priority Agent and the First Priority Lenders with respect to such Second Priority Collateral is to hold a Lien on such Second Priority Collateral pursuant to the First Priority Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the Second Priority Claims has occurred.
          (c) Subject to the proviso to the first sentence of Section 3.2(a) above and without limiting the effect of other provisions of this Agreement, (i) the First Priority Agent, for itself and on behalf of the First Priority Lenders, agrees that the First Priority Agent and the First Priority Lenders will not take any action that would hinder any exercise of remedies undertaken by Second First Priority Agent under the Second Priority Documents with respect to the Second Priority Collateral, including any sale, lease, exchange, transfer or other disposition of the Second Priority Collateral, whether by foreclosure or otherwise, and (ii) the First Priority Agent, for itself and on behalf of the First Priority Lenders, hereby waives any and all rights it or the First Priority Lenders may have as a junior lien creditor to object to the manner in which the Second Priority Agent or the Second Priority Lenders seek to enforce or collect the Second Priority Claims or the Liens granted in any Second Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Second Priority Agent or Second Priority Lenders is adverse to the interest of the First Priority Lenders.
          (d) The First Priority Agent, on behalf of itself and the First Priority Lenders, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any First Priority Document shall be deemed to restrict in any way the rights and remedies of the Second Priority Agent or the Second Priority Lenders with respect to the Second Priority Collateral as set forth in this Agreement and the Second Priority Documents.
          (e) If the Second Priority Agent or a purchaser at a foreclosure sale conducted in foreclosure of any Lien held by the Second Priority Agent takes actual possession of any documentation of the Company or any other Grantor (whether such documentation is in the form of a writing or is stored in any data equipment or data record in the physical possession of the Second Priority Agent or the foreclosure purchaser), then upon request of the First Priority Agent and reasonable advance notice, the Second Priority Agent or such foreclosure purchaser will permit the First Priority Agent or its representative to inspect and copy such documentation if and to the extent the First Priority Agent certifies to the Second Priority Agent or such foreclosure purchaser, as the case may be, that:
     (i) such documentation contains or may contain information necessary or appropriate, in the good faith opinion of the First Priority Agent, to the enforcement of the First Priority Agent’s liens upon any First Priority Collateral; and
     (ii) the First Priority Agent and the First Priority Lenders are entitled to receive and use such information as against the Company and its Subsidiaries and their suppliers, customers and contractors and under applicable law and, in doing so, will comply with all obligations imposed by law or contract in respect of the disclosure or use of such information.
          (f) The Second Priority Agent hereby consents to allow the First Priority Agent and its officers, employees and agents (but not any of its transferees) reasonable and non-exclusive access to and use of any real property, equipment and fixtures of any Grantor, for a period not exceeding 90 consecutive calendar days (the “Processing and Sale Period”), as necessary or reasonably appropriate to remove of sell, in any lawful manner, any First Priority Collateral consisting of inventory, subject to the following conditions and limitations:
     (i) The Processing and Sale Period shall commence on the date the First Priority Agent received notice of an Event of Default under and as defined in the Indenture and shall terminate on the earliest to occur of (A) the day which is 90 days thereafter, (B) the day on which such First Priority Collateral (other than any such First Priority Collateral abandoned by the First Priority Agent) has been removed from such real property and (C) the Discharge of the First Priority Debt.
     (ii) Each of the Second Priority Agent and foreclosure purchaser shall be entitled, as a condition of permitting such access and use, to demand and receive assurances reasonably satisfactory to it that the access or use requested and all activities incidental thereto:
     (A) will be permitted, lawful and enforceable as against the Company and its Subsidiaries and their suppliers, customers and contractors and under applicable law; and

     (B) will be adequately insured for damage to property and liability to persons, including property and liability insurance for the benefit of the Second Priority Agent and the Second Priority Lenders, at no cost to the Second Priority Agent or the Second Priority Lenders.
          (g) The Second Priority Agent and such foreclosure purchaser (i) shall provide reasonable cooperation, reasonable support and reasonable assistance to the First Priority Agent in connection with the removal and sale of any First Priority Collateral by the First Priority Agent as provided above and (ii) shall be entitled to receive, from the First Priority Agent, fair compensation and reimbursement for their reasonable costs and expenses incurred in connection with such cooperation, support and assistance to the First Priority Agent. The Second Priority Agent and such foreclosure purchaser (or its transferee or successor) shall not otherwise be required to remove, insure, protect, store, safeguard, sell or deliver any First Priority Collateral consisting of inventory or to provide any support, assistance or cooperation to the First Priority Agent in respect thereof.
          (h) Notwithstanding anything to the contrary in this Agreement, so long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Priority Agent and the Second Priority Lenders will not foreclose upon or otherwise sell or dispose of all or substantially all of the Second Priority Collateral or institute any action or proceeding with respect thereto (including any action of foreclosure) for a period of ninety (90) days commencing from the date that the Trustee shall have given written notice to the First Priority Agent of the occurrence of an Event of Default under and as defined in the Second Priority Documents; provided, however, that this clause (h) shall not be construed to limit the right of the Second Priority Agent or the Second Priority Lenders to (i) file a claim or statement of interest with respect to the Second Priority Claims, subject to the limitations contained in this agreement, in any Insolvency or Liquidation Proceeding commenced by or against the Company or any Grantor, (ii) take any action in order to preserve or protect their Lien on the Second Priority Collateral or(iii) prepare for, or commence marketing activities for, for the foreclosure, sale or other disposition of the Second Priority Collateral.
          3.3 Cooperation
          (a) Subject to the proviso to the first sentence of Section 3.1(a) above, the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that, unless and until the Discharge of First Priority Claims has occurred, it will not commence, or join with any Person (other than the First Priority Lenders and the First Priority Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in any First Priority Collateral under any of the Second Priority Documents or otherwise.
          (b) Subject to the proviso to the first sentence of Section 3.2(a) above, the First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that, unless and until the Discharge of Second Priority Claims has occurred, it will not commence, or join with any Person (other than the Second Priority Lenders and the Second Priority Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in any Second Priority Collateral under any of the First Priority Documents or otherwise.

     SECTION 4. Payments
          4.1 Application of Proceeds
          (a) As long as the Discharge of First Priority Claims has not occurred, the First Priority Collateral or proceeds thereof (or amounts in respect thereof) received in connection with the sale or other disposition of, or collection on, such First Priority Collateral upon the exercise of remedies (or in respect of any First Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), shall be applied:
     (i) first, to the payment of the costs and expenses incurred by the First Priority Agent or the Second Priority Agent, as the case may be, in connection with such sale or other disposition or collection until such costs and expenses shall have been paid in full in cash;
     (ii) second, by the First Priority Agent to the First Priority Claims in such order as specified in the relevant First Priority Documents (or, if an order is not specified in the First Priority Documents, in such order determined by the First Priority Agent in its sole discretion) until the Discharge of First Priority Claims has occurred;
     (iii) third; by the Second Priority Agent to the Second Priority Claims in such order as specified in the Indenture until all Second Priority Claims have been paid in full in cash; and
     (iv) fourth, to the applicable Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.
          (b)As long as the Discharge of Second Priority Claims has not occurred, the Second Priority Collateral or proceeds thereof (or amounts in respect thereof) received in connection with the sale or other disposition of, or collection on, such Second Priority Collateral upon the exercise of remedies (or in respect of any Second Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), shall be applied:
     (i) first, to the payment of the costs and expenses incurred by the First Priority Agent or the Second Priority Agent, as the case may be, in connection with such sale or other disposition or collection until such costs and expenses shall have been paid in full in cash;
     (ii) second, by the Second Priority Agent to the Second Priority Claims in such order as specified in the Indenture until all Second Priority Claims have been paid in full in cash;
     (iii) third; by the First Priority Agent to the First Priority Claims in such order as specified in the relevant First Priority Documents (or, if an order is not specified in the First Priority Documents, in such order determined by the First Priority Agent in its sole discretion) until the Discharge of First Priority Claims has occurred; and
     (iv) fourth, to the applicable Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          (c) Notwithstanding anything to the contrary herein, any asset or stock purchase agreement or any order issued by a court of competent jurisdiction in any applicable Insolvency or Liquidation Proceeding, if all or substantially all of the assets of any Grantor are sold or otherwise disposed of (whether pursuant to a sale of such assets, a sale of the Capital Stock of such Grantor or otherwise), to the extent any proceeds thereof are received by any First Priority Lender or any Second Priority Lender:
     (i) an amount of such proceeds (not to exceed the aggregate amount of such proceeds) equal to the book value of the assets so sold or otherwise disposed of that consist of First Priority Liquid Collateral shall be deemed to be proceeds of First Priority Collateral and shall be applied in accordance with clause (a) above; and
     (ii) the balance of such proceeds (not to exceed the aggregate amount of such proceeds minus the amount thereof deemed to be proceeds of First Priority Collateral pursuant to the foregoing clause (i)) shall be deemed to be proceeds of Second Priority Collateral and shall be applied in accordance with clause (b) above.
          4.2 Payments Over
          (a) Any First Priority Collateral or proceeds thereof (or amounts in respect thereof) received by the Second Priority Agent or any Second Priority Lender in connection with the exercise of any right or remedy (including set-off) relating to the First Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Priority Agent for the benefit of the First Priority Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Priority Agent is hereby authorized to make any such endorsements as agent for the Second Priority Agent or any such Second Priority Lender. This authorization is coupled with an interest and is irrevocable.
          (b) Any Second Priority Collateral or proceeds thereof (or amounts in respect thereof) received by the First Priority Agent or any First Priority Lender in connection with the exercise of any right or remedy (including set-off) relating to the Second Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Second Priority Agent for the benefit of the Second Priority Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Second Priority Agent is hereby authorized to make any such endorsements as agent for the First Priority Agent or any such First Priority Lender. This authorization is coupled with an interest and is irrevocable.
     SECTION 5. Other Agreements
          5.1 Releases
          (a) Releases in Respect of First Priority Collateral.
               (i) If in connection with:
     (A) the exercise of the First Priority Agent’s remedies in respect of the First Priority Collateral provided for in Section 3.1 (a), including any sale, lease, exchange, transfer or other disposition of any such First Priority Collateral; or

     (B) any sale, lease, exchange, transfer or other disposition of any First Priority Collateral permitted under the terms of the First Priority Documents (whether or not an event of default thereunder, and as defined therein, has occurred and is continuing) and permitted or not prohibited under Section 4.16 of the Indenture (Limitation on Asset Sales);
the First Priority Agent, for itself or on behalf of any of the First Priority Lenders, releases any of its Liens on any part of the First Priority Collateral, the Liens, if any, of the Second Priority Agent, for itself or for the benefit of the Second Priority Lenders, on such First Priority Collateral shall be automatically, unconditionally and simultaneously released and the Second Priority Agent, for itself or on behalf of any such Second Priority Lender, promptly shall execute and deliver to the First Priority Agent or such Grantor such termination statements, releases and other documents as the First Priority Agent or such Grantor may request to effectively confirm such release.
     (ii) The Second Priority Agent, for itself and on behalf of the Second Priority Lenders, hereby irrevocably constitutes and appoints the First Priority Agent and any officer or agent of the First Priority Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Priority Agent or such holder or in the First Priority Agent’s own name, from time to time in the First Priority Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(a), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1(a), including any termination statements, endorsements or other instruments of transfer or release.
          (b) Releases in Respect of Second Priority Collateral.
     (i) If in connection with:
     (A) the exercise of the Second Priority Agent’s remedies in respect of the Second Priority Collateral provided for in Section 3.1 (b), including any sale, lease, exchange, transfer or other disposition of any such Second Priority Collateral; or
     (B) any sale, lease, exchange, transfer or other disposition of any Second Priority Collateral permitted under the terms of the Second Priority Documents (whether or not an event of default thereunder, and as defined therein, has occurred and is continuing) and permitted or not prohibited under Section 9.5 of the Credit Agreement (Limitations on Asset Dispositions);
the Second Priority Agent, for itself or on behalf of any of the Second Priority Lenders, releases any of its Liens on any part of the Second Priority Collateral, the Liens, if any, of the First Priority Agent, for itself or for the benefit of the First Priority Lenders, on such Second Priority Collateral shall be automatically, unconditionally and simultaneously released and the First Priority Agent, for itself or on behalf of any such First Priority Lender, promptly shall execute and deliver to the Second Priority Agent or such Grantor such termination statements, releases and other documents as the Second Priority Agent or such Grantor may request to effectively confirm such release.

     (ii) The First Priority Agent, for itself and on behalf of the First Priority Lenders, hereby irrevocably constitutes and appoints the Second Priority Agent and any officer or agent of the Second Priority Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the First Priority Agent or such holder or in the Second Priority Agent’s own name, from time to time in the Second Priority Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(b), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1(b), including any termination statements, endorsements or other instruments of transfer or release.
          5.2 Insurance
          (a) Unless and until the Discharge of First Priority Claims has occurred, the First Priority Agent and the First Priority Lenders shall have the sole and exclusive right under the First Priority Documents, to the extent such a right is granted in the First Priority Documents, to adjust settlement for any insurance policy covering the First Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding relating to the First Priority Collateral. Unless and until the Discharge of First Priority Claims has occurred, all proceeds of any such policy and any such award if in respect to the First Priority Collateral shall be paid to the First Priority Agent for the benefit of the First Priority Lenders to the extent required under the First Priority Documents and thereafter to the Second Priority Agent for the benefit of the Second Priority Lenders to the extent required under the Second Priority Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If the Second Priority Agent or any Second Priority Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First Priority Agent in accordance with the terms of Section 4.2.
          (b) Unless and until the Discharge of Second Priority Claims has occurred, the Second Priority Agent and the Second Priority Lenders shall have the sole and exclusive right under the Second Priority Documents, to the extent such a right is granted in the Second Priority Documents, to adjust settlement for any insurance policy covering the Second Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding relating to the Second Priority Collateral. Unless and until the Discharge of Second Priority Claims has occurred, all proceeds of any such policy and any such award if in respect to the Second Priority Collateral shall be paid to the Second Priority Agent for the benefit of the Second Priority Lenders to the extent required under the Second Priority Documents and thereafter to the First Priority Agent for the benefit of the First Priority Lenders to the extent required under the First Priority Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If the First Priority Agent or any First Priority Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Second Priority Agent in accordance with the terms of Section 4.2.
          5.3 Amendments to Second Priority Documents and First Priority Documents
          (a) Without the prior written consent of the First Priority Agent and the Required First Priority Lenders, no Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be prohibited by any of the terms of the First Priority Documents. The Second Priority Agent agrees that each Second Priority Collateral

Document shall include the following language (or language to similar effect approved by the First Priority Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement (as defined in the Indenture). In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”
          (b) Without the prior written consent of the Second Priority Agent and the Required Second Priority Lenders, no First Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new First Priority Collateral Document, would be prohibited by any of the terms of the Second Priority Documents. The First Priority Agent agrees that each First Priority Collateral Document shall include the following language (or language to similar effect approved by the Second Priority Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder are subject to the provisions of the Intercreditor Agreement (as defined in the Indenture). In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”
In addition, the First Priority Agent agrees that each First Priority Collateral Document covering any Second Priority Collateral consisting of real property shall contain such other language as the Second Priority Agent may reasonably request to reflect the subordination of such First Priority Collateral Document to the Second Priority Mortgage covering such Second Priority Collateral.
          5.4 Rights As Unsecured Creditors
          (a) Notwithstanding anything to the contrary in this Agreement, each of the Second Priority Agent and the Second Priority Lenders may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Second Priority Obligations in accordance with the terms of the Second Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Second Priority Agent or any Second Priority Lenders of the required payments of interest, premium, if any, and principal on the Second Priority Claims and related fees and expenses so long as such receipt is not the direct or indirect result of the exercise by the Second Priority Agent or any Second Priority Lender of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them in respect of any First Priority Collateral (or received or paid in respect of any First Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor). In the event the Second Priority Agent or any Second Priority Lender becomes a judgment lien creditor in respect of First Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing First Priority Claims on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such First Priority Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Priority Agent or the First Priority Lenders may have with respect to the First Priority Collateral.

          (b) Notwithstanding anything to the contrary in this Agreement, each of the First Priority Agent and the First Priority Lenders may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the First Priority Obligations in accordance with the terms of the First Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the First Priority Agent or any First Priority Lenders of the required payments of interest, premium, if any, and principal on the First Priority Claims and related fees and expenses so long as such receipt is not the direct or indirect result of the exercise by the First Priority Agent or any First Priority Lender of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them in respect of any Second Priority Collateral (or received or paid in respect of any Second Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor). In the event the First Priority Agent or any First Priority Lender becomes a judgment lien creditor in respect of Second Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Second Priority Claims on the same basis as the other Liens securing the First Priority Claims are so subordinated to such Second Priority Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Second Priority Agent or the Second Priority Lenders may have with respect to the Second Priority Collateral.
          5.5 Agent and Bailee for Perfection and Control
          (a) First Priority Pledged Collateral
     (i) The First Priority Agent agrees to hold the Pledged Collateral that is part of the First Priority Pledged Collateral in its possession or control (or in the possession or control of its agents or bailees) as agent and bailee for the Second Priority Agent and any assignee solely for the purpose of perfecting the security interest (or improving the priority thereof) granted in such Pledged Collateral pursuant to the Second Priority Security Documents, subject to the terms and conditions of this Section 5.5(a).
     (ii) Until the Discharge of First Priority Claims has occurred, the First Priority Agent shall be entitled to deal with such Pledged Collateral in accordance with the terms of the First Priority Documents as if the Liens of the Second Priority Agent under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Agent shall at all times be subject to the terms of this Agreement and to the First Priority Agent’s rights under the First Priority Documents.
     (iii) The First Priority Agent shall have no obligation whatsoever to the Second Priority Agent or any Second Priority Lender to assure that such Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5(a). The duties or responsibilities of the First Priority Agent under this Section 5.5(a) shall be limited solely to holding such Pledged Collateral as agent and bailee for the Second Priority Agent for purposes of perfecting the Lien (or improving the priority thereof) held by the Second Priority Agent.
     (iv) The First Priority Agent shall not have by reason of the Second Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Second Priority Agent or any Second Priority Lender.
     (v) Upon the Discharge of First Priority Claims, the First Priority Agent shall deliver to the Second Priority Agent or, if applicable, cause the Second Priority

Agent to have control of such remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Second Priority Agent, if applicable, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. Such Pledged Collateral (if any) will be delivered or control in respect thereof will be made without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any Second Priority Claim, together with any necessary endorsements.
     (vi) Promptly upon the execution of this Agreement by the parties hereto, the Second Priority Agent will, to the extent permitted by applicable law, deliver to the First Priority Agent any First Priority Collateral in the possession or under the control of, the Second Priority Agent, and all proceeds of First Priority Collateral in the possession or under the control of the Second Priority Agent, whether arising out of the action taken to enforce, collect or realize upon any First Priority Collateral or otherwise. Such First Priority Collateral and such proceeds will be delivered without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any First Priority Claim, together with any necessary endorsements.
          (b) Second Priority Pledged Collateral
     (i) The Second Priority Agent agrees to hold the Pledged Collateral that is part of the Second Priority Pledged Collateral in its possession or control (or in the possession or control of its agents or bailees) as agent and bailee for the First Priority Agent and any assignee solely for the purpose of perfecting the security interest (or improving the priority thereof) granted in such Pledged Collateral pursuant to the First Priority Security Documents, subject to the terms and conditions of this Section 5.5(b).
     (ii) Until the Discharge of Second Priority Claims has occurred, the Second Priority Agent shall be entitled to deal with such Pledged Collateral in accordance with the terms of the Second Priority Documents as if the Liens of the First Priority Agent under the First Priority Collateral Documents did not exist. The rights of the First Priority Agent shall at all times be subject to the terms of this Agreement and to the Second Priority Agent’s rights under the Second Priority Documents.
     (iii) The Second Priority Agent shall have no obligation whatsoever to the First Priority Agent or any First Priority Lender to assure that such Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5(b). The duties or responsibilities of the Second Priority Agent under this Section 5.5(b) shall be limited solely to holding such Pledged Collateral as agent and bailee for the First Priority Agent for purposes of perfecting the Lien (or improving the priority thereof) held by the First Priority Agent.
     (iv) The Second Priority Agent shall not have by reason of the First Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the First Priority Agent or any First Priority Lender.
     (v) Upon the Discharge of Second Priority Claims, the Second Priority Agent shall deliver to the First Priority Agent or, if applicable, cause the First Priority Agent to have control of such remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the First Priority Agent, if applicable, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. Such Pledged Collateral (if any) will be delivered or control in respect thereof will be made without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any First Priority Claim, together with any necessary endorsements.
     (vi) Promptly upon the execution of this Agreement by the parties hereto, the First Priority Agent will, to the extent permitted by applicable law, deliver to the Second Priority Agent any Second Priority Collateral in the possession or under the control of, the First Priority Agent, and all proceeds of Second Priority Collateral in the possession or under the control of the First Priority Agent, whether arising out of the action taken to enforce, collect or realize upon any Second Priority Collateral or otherwise. Such Second Priority Collateral and such proceeds will be delivered without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any Second Priority Claim, together with any necessary endorsements.
          5.6 Cooperation.
          (a) Upon request of the First Priority Agent from time to time, the Second Priority Agent shall promptly disclose to the First Priority Agent all information in its possession reasonably requested by the First Priority Agent with respect to the Second Priority Collateral, including the identity of the Grantors and guarantors of any Second Priority Obligations and the description, location and timing of perfection of Liens purported to be created on the Second Priority Collateral to secure Second Priority Claims and shall promptly deliver to the First Priority Agent copies of the Second Priority Documents and other documents relating to the Second Priority Collateral, such as Uniform Commercial Code Financing Statements and record copies of Second Priority Collateral Documents.
          (b) Upon request of the Second Priority Agent from time to time, the First Priority Agent shall promptly disclose to the Second Priority Agent all information in its possession reasonably requested by the Second Priority Agent with respect to the First Priority Collateral, including the identity of the Grantors and guarantors of any First Priority Obligations and the description, location and timing of perfection of Liens purported to be created on the First Priority Collateral to secure First Priority Claims and shall promptly deliver to the Second Priority Agent copies of the First Priority Documents and other documents relating to the First Priority Collateral, such as Uniform Commercial Code Financing Statements and record copies of First Priority Collateral Documents.
          (c) Neither the First Priority Agent, nor any First Priority Lender, nor any of their respective officers, directors, employees, attorneys, or agents are or will be responsible for the existence, genuineness, value or protection of any Collateral, for the legality, enforceability, effectiveness or sufficiency of any Second Priority Collateral Document, for the creation, perfection, priority, sufficiency or protection of any Lien created under any Second Priority Collateral Document or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any Second Priority Collateral Document or any Lien created thereunder, or for any delay in doing so. Neither the Second Priority Agent, nor any Second Priority Lender, nor any of their respective officers, directors, employees, attorneys, or agents are or will be responsible for the existence, genuineness, value or protection of any Collateral, for the legality, enforceability, effectiveness or sufficiency of any First Priority Collateral Document, for the creation, perfection, priority, sufficiency or protection of any Lien created under any First Priority Collateral

Document or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any First Priority Collateral Document or any Lien created thereunder, or for any delay in doing so.
     SECTION 6. Insolvency or Liquidation Proceedings
          6.1 Financing Issues
          If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Priority Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”) in an aggregate principal amount that when taken together with the principal amount of First Lien Claims under the Credit Agreement does not exceed the maximum principal amount of Indebtedness that could then be incurred by the Company under the Credit Agreement pursuant to clauses (2) and (14) of the definition of the term ‘Permitted Indebtedness” (as defined in the Indenture as in effect on the date hereof) and, in any event, which is not to be secured by any of the Second Priority Collateral, then the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3 or relating to the Second Priority Collateral) and, to the extent the Liens securing the First Priority Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral (other than the Second Priority Collateral) to such DIP Financing (and all Obligations relating thereto) on the same basis as the Liens on the First Priority Collateral that secures the Second Priority Claims are subordinated to the Liens thereon that secures the First Priority Claims under this Agreement, and agrees that notice received two (2) calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.
          6.2 Relief from the Automatic Stay
          (a) Until the Discharge of First Priority Claims has occurred, the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the First Priority Collateral, without the prior written consent of the First Priority Agent and the Required First Priority Lenders.
          (b) Until the Discharge of Second Priority Claims has occurred, the First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Second Priority Collateral, without the prior written consent of the Second Priority Agent and the Required Second Priority Lenders.
          6.3 Adequate Protection
          (a) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the First Priority Agent or the First Priority Lenders for adequate protection or (b) any objection by the First Priority Agent or the First Priority Lenders to any motion, relief, action or proceeding based on the First Priority Agent or the First Priority Lenders claiming a lack of adequate protection, in each case, in respect of the First Priority Collateral. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the First Priority Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then the Second Priority Agent, on behalf of itself or any of the Second Priority Lenders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien, if any, on any assets not constituting Second Priority Collateral or not of the type constituting Second Priority Collateral shall be subordinated to the Liens securing the First Priority Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the First Priority Collateral that secures the Second Priority Claims are so subordinated to the Liens thereon that secures the First Priority Claims under this Agreement, and (ii) in the event the Second Priority Agent, on behalf of itself and the Second Priority Lenders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral that does not constitute Second Priority Collateral or is not of the type constituting Second Priority Collateral, then the Second Priority Agent, on behalf of itself or any of the Second Priority Lenders, agrees that the First Priority Agent shall also be granted a senior Lien on such additional collateral as security for the First Priority Claims and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Claims shall be subordinated to the Liens on such collateral securing the First Priority Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Priority Lenders as adequate protection on the same basis as the other Liens on the First Priority Collateral that secures the Second Priority Claims are so subordinated to the Liens thereon that secures such First Priority Claims under this Agreement.
          (b) The First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Second Priority Agent or the Second Priority Lenders for adequate protection or (b) any objection by the Second Priority Agent or the Second Priority Lenders to any motion, relief, action or proceeding based on the Second Priority Agent or the Second Priority Lenders claiming a lack of adequate protection, in each case, in respect of the Second Priority Collateral. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the Second Priority Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then the First Priority Agent, on behalf of itself or any of the First Priority Lenders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien, if any, on any assets not constituting First Priority Collateral or not of the type constituting First Priority Collateral shall be subordinated to the Liens securing the Second Priority Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the Second Priority Collateral that secures the First Priority Claims are so subordinated to the Liens thereon that secures the Second Priority Claims under this Agreement, and (ii) in the event the First Priority Agent, on behalf of itself and the First Priority Lenders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral that does not constitute First Priority Collateral or is not of the type constituting First Priority Collateral, then the First Priority Agent, on behalf of itself or any of the First Priority Lenders, agrees that the Second Priority Agent shall also be granted a senior Lien on such additional collateral as security for the Second Priority Claims and any such DIP Financing and that any Lien on such additional collateral securing the First Priority Claims shall be subordinated to the Liens on such collateral securing the Second Priority Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Second Priority Lenders as adequate protection on the same basis as the other Liens on the Second Priority Collateral that secures the First Priority Claims are so subordinated to the Liens thereon that secures such Second Priority Claims under this Agreement.

          6.4 No Waiver
          (a) Nothing contained herein shall prohibit or in any way limit the First Priority Agent or any First Priority Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Priority Agent or any of the Second Priority Lenders with respect to the First Priority Collateral, including the seeking by the Second Priority Agent or any Second Priority Lender of adequate protection (other than as allowed pursuant to Section 6.3 of this Agreement) or the asserting by the Second Priority Agent or any Second Priority Lender of any of its rights and remedies under the Second Priority Documents or otherwise in respect of the First Priority Collateral.
          (b) Nothing contained herein shall prohibit or in any way limit the Second Priority Agent or any Second Priority Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the First Priority Agent or any of the First Priority Lenders with respect to the Second Priority Collateral, including the seeking by the First Priority Agent or any First Priority Lender of adequate protection consisting of replacement Liens on the Second Priority Collateral (other than as allowed pursuant to Section 6.3 of this Agreement) or the asserting by the First Priority Agent or any First Priority Lender of any of its rights and remedies under the First Priority Documents or otherwise in respect of the Second Priority Collateral.
          6.5 Preference Issues
          (a) If any First Priority Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount (a “First Priority Claim Recovery”) received in respect of any First Priority Collateral, then the First Priority Claims shall be reinstated to the extent of such First Priority Claim Recovery and the First Priority Lenders shall be entitled to receive payment in full in cash (including, in the case of any letter of credit, cash collateral therefor) with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such First Priority Claim Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Priority Agent and each Second Priority Lender agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.
          (b) If any Second Priority Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount (a “Second Priority Claim Recovery”) received in respect of any Second Priority Collateral, then the Second Priority Claims shall be reinstated to the extent of such Second Priority Claim Recovery and the Second Priority Lenders shall be entitled to receive payment in full in cash (including, in the case of any letter of credit, cash collateral therefor) with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Second Priority Claim Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The First Priority Agent and each First Priority Lender agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

          6.6 Asset Dispositions in an Insolvency or Liquidation Proceeding
          (a) Neither the Second Priority Agent nor any other Second Priority Lender shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor solely consisting of any First Priority Collateral that is supported by the First Priority Lenders, and the Second Priority Agent and each other Second Priority Lender will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Priority Lenders and to have released their Liens in such assets.
          (b) Neither the First Priority Agent nor any other First Priority Lender shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor solely consisting of any Second Priority Collateral that is supported by the Second Priority Lenders, and the First Priority Agent and each other First Priority Lender will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Second Priority Lenders and to have released their Liens in such assets.
          6.7 Separate Grants of Security and Separate Classification.
     The Second Priority Lenders and the First Priority Lenders acknowledge and agree that (a) the grants of Liens pursuant to the First Priority Collateral Documents and the Second Priority Collateral Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Second Priority Claims are fundamentally different from the First Priority Claims and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the First Priority Lenders and Second Priority Lenders in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then (i) the Second Priority Lenders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the First Priority Collateral (with the effect being that, to the extent that the aggregate value of the First Priority Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Lenders), the First Priority Lenders shall be entitled to receive from the First Priority Collateral or proceeds thereof, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of all interest accrued (or which would have, absent the commencement of an Insolvency or Liquidation Proceeding, accrued) after the commencement of an Insolvency or Liquidation Proceeding before any distribution is made from the First Priority Collateral or proceeds thereof in respect of the claims held by the Second Priority Lenders, with the Second Priority Lenders hereby acknowledging and agreeing to turn over to the First Priority Lenders amounts otherwise received or receivable by them from the First Priority Collateral or proceeds thereof to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Lenders and (ii) the First Priority Lenders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Second Priority Collateral (with the effect being that, to the extent that the aggregate value of the Second Priority Collateral is sufficient (for this purpose ignoring all claims held by the First Priority Lenders), the Second Priority Lenders shall be entitled to receive from the Second Priority Collateral or proceeds thereof, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of all interest accrued (or which would have, absent the commencement of an Insolvency or Liquidation Proceeding, accrued) after the commencement of an Insolvency or Liquidation Proceeding before any distribution is made from the Second Priority Collateral or proceeds thereof in respect of the claims held by the First Priority Lenders, with the First Priority Lenders hereby acknowledging and agreeing to turn over to the Second Priority Lenders amounts otherwise received or receivable by them from the Second Priority Collateral or proceeds thereof to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the First Priority Lenders.
          6.8 Plans of Reorganization.
     So long as the aggregate value of all First Priority Liquid Collateral is at least equal to all First Priority Claims, no Second Priority Lender shall support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan (a) pays off, in cash in full, all First Priority Claims, (b) is accepted by the class of holders of First Priority Claims voting thereon and is supported by the First Priority Agent or (c) incorporates this Agreement by reference and continues the relative rights and priorities of the First Priority Lenders and the Second Priority Lenders in the Common Collateral subsequent to the effective date of such plan.
          6.9 Filing of Motions.
          (a) Until the Discharge of First Priority Claims has occurred, the Second Priority Agent agrees on behalf of itself and the other Second Priority Lenders that no Second Priority Lender shall, in or in connection with any Insolvency or Liquidation Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the First Priority Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the First Priority Agent (including the validity and enforceability thereof) or any other First Priority Lender or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Priority Lenders may file a proof of claim pursuant to Section 3.1(a)(ii)(A).
          (b) Until the Discharge of Second Priority Claims has occurred, the First Priority Agent agrees on behalf of itself and the other First Priority Lenders that no First Priority Lender shall, in or in connection with any Insolvency or Liquidation Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Second Priority Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Second Priority Agent (including the validity and enforceability thereof) or any other Second Priority Lender or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the First Priority Lenders may file a proof of claim pursuant to Section 3.1(b)(ii)(A).
          6.10 Other Matters.
          (a) To the extent that the Second Priority Agent or any Second Priority Lender has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the First Priority Collateral, the Second Priority Agent agrees, on behalf of itself and the other Second Priority Lenders not to assert any of such rights without the prior written consent of the First Priority Agent; provided that if requested by the First Priority Agent, the Second Priority Agent shall timely exercise such rights in the manner requested by the First Priority Agent, including any rights to payments in respect of such rights.
          (b) To the extent that the First Priority Agent or any First Priority Lender has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Second Priority Collateral, the First Priority Agent agrees, on behalf of itself and the other First Priority Lenders not to assert any of such rights without the prior written consent of the Second Priority Agent; provided that if requested by the Second Priority Agent, the First Priority Agent shall timely exercise such rights in the manner requested by the Second Priority Agent, including any rights to payments in respect of such rights.
          6.11 Effectiveness in Insolvency or Liquidation Proceedings.
          This Agreement shall be effective both before and after the commencement of an Insolvency or Liquidation Proceeding.
     SECTION 7. Reliance;Waivers; Etc.
          7.1 Reliance
          All loans and other extensions of credit made or deemed made on and after the date hereof by the First Priority Lenders to the Company or any Grantor shall be deemed to have been given and made in reliance upon this Agreement.
          7.2 No Warranties or Liability
          The Second Priority Agent, on behalf of itself and the Second Priority Lenders, acknowledges and agrees that each of the First Priority Agent and the First Priority Lenders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.
          The First Priority Agent, on behalf of itself and the First Priority Lenders, acknowledges and agrees that each of the Second Priority Agent and the Second Priority Lenders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility of enforceability of any of the Second Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.
          The First Priority Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Documents as they may, in their sole discretion, deem appropriate, and the First Priority Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Agent or any of the Second Priority Lenders have in the First Priority Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Priority Agent nor any First Priority Lender shall have any duty to the Second Priority Agent or any of the Second Priority Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second Priority Documents), regardless of any knowledge thereof which they may have or be charged with.
          The Second Priority Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Priority Documents as they may, in their sole discretion, deem appropriate, and the Second Priority Lenders may manage their loans and extensions of credit without regard to any rights or interests that the First Priority Agent or any of the First Priority Lenders have in the Second Priority Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Second Priority Agent nor any Second Priority Lender shall have any duty to the First Priority Agent or any of the First Priority Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the First Priority Documents), regardless of any knowledge thereof which they may have or be charged with.

          7.3 No Waiver of Lien Priorities
          (a) With Respect to the First Priority Lenders
     (i) No right of the First Priority Lenders, the First Priority Agent or any of them to enforce any provision of this Agreement or any First Priority Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Priority Lender or the First Priority Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Priority Documents or any of the Second Priority Documents, regardless of any knowledge thereof which the First Priority Agent or the First Priority Lenders, or any of them, may have or be otherwise charged with;
     (ii) Without in any way limiting the generality of the foregoing paragraph but subject to Section 2.3, the First Priority Lenders, the First Priority Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, the Second Priority Agent or any Second Priority Lender, without incurring any liabilities to the Second Priority Agent or any Second Priority Lender and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Priority Agent or any Second Priority Lender is affected, impaired or extinguished thereby) do any one or more of the following:
     (A) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Priority Claims or any Lien on any First Priority Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Priority Claims, without any restriction as to the amount, tenor or terms of any such increase or extension so long as the maximum principal amount of Indebtedness that could then be incurred by the Company or any other Grantor under the Credit Agreement after giving effect to any such amendment or other modification could be incurred under clauses (2) and (14) of the definition of the term “Permitted Indebtedness” (as defined in the Indenture as in effect on the date hereof)) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Priority Agent or any of the First Priority Lenders, the First Priority Claims or any of the First Priority Documents;
     (B) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Priority Collateral or any liability of the Company or any other Grantor to the First Priority Lenders or the First Priority Agent, or any liability incurred directly or indirectly in respect thereof;
     (C) settle or compromise any First Priority Claim or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Priority Claims) in any manner or order;

     (D) enter into or amend any First Priority Document in order to create or acquire additional collateral for the First Priority Claims, to create and perfect security interests in and Liens on collateral and to increase and enhance the exercise of remedies thereunder and take actions in furtherance of the foregoing; and
     (E) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Priority Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Priority Lenders or any liability incurred directly or indirectly in respect thereof.
     (iii) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, also agrees that the First Priority Lenders and the First Priority Agent shall have no liability to the Second Priority Agent or any Second Priority Lender, and the Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby waives any claim against any First Priority Lender or the First Priority Agent, arising out of any and all actions which the First Priority Lenders or the First Priority Agent may take or permit or omit to take with respect to: (i) the First Priority Documents, (ii) the collection of the First Priority Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any First Priority Collateral. The Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that the First Priority Lenders and the First Priority Agent have no duty to them in respect of the maintenance or preservation of the First Priority Collateral, the First Priority Claims or otherwise; and
     (iv) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.
          (b) With Respect to the Second Priority Lenders
     (i) No right of the Second Priority Lenders, the Second Priority Agent or any of them to enforce any provision of this Agreement or any Second Priority Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Second Priority Lender or the Second Priority Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Second Priority Documents or any of the First Priority Documents, regardless of any knowledge thereof which the Second Priority Agent or the Second Priority Lenders, or any of them, may have or be otherwise charged with;
     (ii) Without in any way limiting the generality of the foregoing paragraph but subject to Section 2.3, the Second Priority Lenders, the Second Priority Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, the First Priority Agent or any First Priority Lender, without incurring any liabilities to the First Priority Agent or any First Priority Lender and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the First Priority Agent or any First Priority Lender is affected, impaired or extinguished thereby) do any one or more of the following:
     (A) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Second Priority Claims or any Lien on any Second Priority Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Second Priority Claims, without any restriction as to the amount, tenor or terms of any such increase or extension so long as the maximum principal amount of Indebtedness that could then be incurred by the Company or any other Grantor in respect of the Notes or under the Indenture after giving effect to any such amendment or other modification could be incurred under clause (b) of Section 9.1 of the Credit Agreement (as in effect on the date hereof)) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Second Priority Agent or any of the Second Priority Lenders, the Second Priority Claims or any of the Second Priority Documents;
     (B) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Second Priority Collateral or any liability of the Company or any other Grantor to the Second Priority Lenders or the Second Priority Agent, or any liability incurred directly or indirectly in respect thereof;
     (C) settle or compromise any Second Priority Claim or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Second Priority Claims) in any manner or order;
     (D) enter into or amend any Second Priority Document in order to create or acquire additional collateral for the Second Priority Claims, to create and perfect security interests in and Liens on collateral and to increase and enhance the exercise of remedies thereunder and take actions in furtherance of the foregoing; and
     (E) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Second Priority Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the Second Priority Lenders or any liability incurred directly or indirectly in respect thereof.
     (iii) The First Priority Agent, on behalf of itself and the First Priority Lenders, also agrees that the Second Priority Lenders and the Second Priority Agent shall have no liability to the First Priority Agent or any First Priority Lender, and the First Priority Agent, on behalf of itself and the First Priority Lenders, hereby waives any claim against any Second Priority Lender or the Second Priority Agent, arising out of any and all actions which the Second Priority Lenders or the Second Priority Agent may take or permit or omit to take with respect to: (i) the Second Priority Documents, (ii) the collection of the Second Priority Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Second Priority Collateral. The First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that the Second Priority Lenders and the Second Priority Agent have no duty to them in respect of the maintenance or preservation of the Second Priority Collateral, the Second Priority Claims or otherwise; and
     (iv) The First Priority Agent, on behalf of itself and the First Priority Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.
          7.4 Obligations Unconditional
          All rights, interests, agreements and obligations of the First Priority Agent and the First Priority Lenders and the Second Priority Agent and the Second Priority Lenders, respectively, hereunder shall remain in full force and effect irrespective of:
          (a) any lack of validity or enforceability of any First Priority Documents or any Second Priority Documents;
          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Claims or Second Priority Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other First Priority Document or of the terms of the Indenture or any other Second Priority Document;
          (c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Claims or Second Priority Claims or any guarantee thereof;
          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or
          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Priority Claims or the Second Priority Claims, or of the Second Priority Agent or any Second Priority Lender in respect of this Agreement, or of the First Priority Agent or any First Priority Lender in respect of this Agreement.
     SECTION 8. Miscellaneous
          8.1 Conflicts
          In the event of any conflict between the provisions of this Agreement and the provisions of the First Priority Documents or the Second Priority Documents, the provisions of this Agreement shall govern.

          8.2 Continuing Nature of this Agreement; Severability
          This Agreement shall continue to be effective until the Discharge of First Priority Claims and the Discharge of Second Priority Claims shall have occurred. This is a continuing agreement of lien subordination and (a) the First Priority Lenders may continue, at any time and without notice to the Second Priority Agent or any Second Priority Lender, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First Priority Claims on reliance hereof and (b) the Second Priority Lenders may continue, at any time and without notice to the First Priority Agent or any First Priority Lender, to extend credit and other financial accommodations to or for the benefit of the Company or any other Grantor constituting Second Priority Claims (including by means of purchasing any Notes issued by the Company) on reliance hereof. Each of the Second Priority Agent, on behalf of itself and the Second Priority Lenders, and the First Priority Agent, on behalf of itself and the First Priority Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          8.3 Amendments; Waivers
          No amendment, modification or waiver of any of the provisions of this Agreement by the Second Priority Agent or the First Priority Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are directly affected.
          8.4 Information Concerning Financial Condition of the Company and the Other Grantors
          (a) The First Priority Agent and the First Priority Lenders, on the one hand, and the Second Priority Agent and the Second Priority Lenders, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Company and the other Grantors and all endorsers and/or guarantors of the Second Priority Claims or the First Priority Claims and (ii) all other circumstances bearing upon the risk of nonpayment of the Second Priority Claims or the First Priority Claims.
          (b) Subject to Section 5.6(b), the First Priority Agent and the First Priority Lenders shall have no duty to advise the Second Priority Agent or any Second Priority Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Priority Agent or any of the First Priority Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Priority Agent or any Second Priority Lender, it or they shall be under no obligation (i) to make, and the First Priority Agent and the First Priority Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation or (iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
          (c) Subject to Section 5.6(a), the Second Priority Agent and the Second Priority Lenders shall have no duty to advise any First Priority Agent or any First Priority Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Second Priority Agent or any of the Second Priority Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any First Priority Agent or any First Priority Lender, it or they shall be under no obligation (i) to make, and the Second Priority Agent and the Second Priority Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation or (iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
          8.5 Subrogation
          (a) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Claims has occurred.
          (b) The First Priority Agent, on behalf of itself and the First Priority Lenders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Second Priority Claims has occurred.
          8.6 Application of Payments
          (a) All payments received by the First Priority Lenders in respect of the First Priority Collateral may be applied, reversed and reapplied, in whole or in part, to such part of the First Priority Claims as the First Priority Lenders, in their sole discretion, deem appropriate.
          (b) All payments received by the Second Priority Lenders in respect of the Second Priority Collateral may be applied, reversed and reapplied, in whole or in part, to such part of the Second Priority Claims as the Second Priority Agent, in its sole discretion, deems appropriate.
          8.7 Consent to Jurisdiction; Waivers
          The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 below for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.
          8.8 Notices
          All notices to the Second Priority Lenders and the First Priority Lenders permitted or required under this Agreement may be sent to the Second Priority Agent and the First Priority Agent,

respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail, one Business Day after mailing if sent by overnight courier, or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
          8.9 Further Assurances
          (a) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that each of them shall take such further action and shall execute and deliver to the First Priority Agent and the First Priority Lenders such additional documents and instruments (in recordable form, if requested) as the First Priority Agent or the First Priority Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.
          (b) The First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that each of them shall take such further action and shall execute and deliver to the Second Priority Agent and the Second Priority Lenders such additional documents and instruments (in recordable form, if requested) as the Second Priority Agent or the Second Priority Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.
          8.10 Governing Law
          This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.
          8.11 Binding on Successors and Assigns
          This Agreement shall be binding upon the First Priority Agent, the First Priority Lenders, the Second Priority Agent, the Second Priority Lenders, the Company, the other Grantors and their respective permitted successors and assigns.
          8.12 Specific Performance
          (a) Each of the First Priority Agent and the Second Priority Agent may demand specific performance of this Agreement.
          (b) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Priority Agent.
          (c) The First Priority Agent, on behalf of itself and the First Priority Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Second Priority Agent.

          8.13 Section Titles; Time Periods
          The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding” and the word “through” means “to and including”.
          8.14 Counterparts
          This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.
          8.15 Authorization
          By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
          8.16 No Third Party Beneficiaries
          This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the holders of First Priority Claims and Second Priority Claims. No other Person, including the Company or any other Grantor, the Company or any other Grantor as debtor-in-possession or any trustee in an Insolvency or Liquidation Proceeding, shall have or be entitled to assert rights or benefits hereunder.
          8.17 Effectiveness
          This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.
          8.18 Second Priority Lenders’ Purchase Option
          (a) Upon the occurrence and during the continuance of (i) an acceleration of the First Priority Claims under the Credit Agreement; or (ii) a foreclosure on any Common Collateral (or the commencement of any legal proceedings against any Grantor or with respect to any Common Collateral to facilitate the foregoing) by the First Priority Agent, any or all of the Second Priority Lenders, acting as a single purchaser group, shall have the option at any time upon five (5) business days prior written notice (each such notice, a “Purchase Notice”) from the Second Priority Agent to the First Priority Agent to purchase all (but not less than all) of the First Priority Claims from the First Priority Lenders. Such Purchase Notice to the First Priority Agent shall be irrevocable.
          (b) On the date specified by Second Priority Agent in such Purchase Notice (which shall not be less than five (5) business days, nor more than ten (10) business days, after the receipt by the First Priority Agent of the Purchase Notice from the Second Priority Agent of the election by the Second Priority Lender to exercise such option), the First Priority Lenders shall sell to Second Priority Lenders, and Second Priority Lenders shall purchase from First Priority Lenders, all (and not less than all) of the First Priority Claims. The First Priority Agent hereby represents and warrants that, as of the date hereof, no approval of any court or other regulatory or governmental authority is required for such sale.

          (c) Upon the date of such purchase and sale, the Second Priority Lenders shall (i) pay to the First Priority Agent as the purchase price therefor (the “Purchase Price”) the full amount of the First Priority Claims then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses but excluding any early termination fee or prepayment fee), (ii) furnish cash collateral to the First Priority Agent in such amounts as the First Priority Agent determines is reasonably necessary to secure the First Priority Lenders in connection with any issued and outstanding letters of credit provided by any First Priority Lender under the Credit Agreement to any Grantor (but not in any event in an amount greater than 105% of the aggregate undrawn face amount of such letters of credit), (iii) agree to reimburse the First Priority Lenders for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the First Priority Claims, and/or as to which the First Priority Lenders have not yet received final payment, (iv) agree to pay to the First Priority Lenders any early termination fee or prepayment fee payable in connection with the First Priority Documents within three (3) business days of the receipt of same by the Second Priority Agent and/or the Second Priority Lenders, after the payment in full in cash to the Second Priority Lenders of the Second Priority Claims and the First Priority Claims purchased by the Second Priority Lenders pursuant to this Section 8.18, including principal, interest and fees thereon and costs and expense of collection thereof (including reasonable attorneys’ fees and legal expenses, but excluding any early termination fee (whether owing under the First Priority Documents or the Second Priority Documents) or prepayment fee (whether owing under the First Priority Documents or the Second Priority Documents)), provided that (x) the notice of termination is received by the Second Priority Agent or (y) the effective date of termination occurs, within ninety (90) days after the effective date of the purchase of the First Priority Claims by the Second Priority Lenders. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the First Priority Agent, as the First Priority Agent may designate in writing to the Second Priority Agent for such purpose. Interest shall be calculated to but excluding the business day on which such purchase and sale shall occur if the amounts so paid by Second Priority Lenders to the bank account designated by the First Priority Agent are received in such bank account no later than 1:00 p.m., New York City time and interest shall be calculated to and including such business day if the amounts so paid to the bank account designated by the First Priority Agent are received in such bank account later than 1:00 p.m., New York City time.
          (d) Such purchase shall be expressly made without representation or warranty of any kind by the First Priority Lenders as to the First Priority Claims or otherwise and without recourse to the First Priority Lenders, except that the First Priority Lenders shall represent and warrant: (i) the amount of the First Priority Claims being purchased, (ii) that the First Priority Lenders will transfer the First Priority Claims to the Second Priority Lenders free and clear of any Liens or encumbrances and (iii) the First Priority Lenders have the right to assign the First Priority Claims and the assignment is duly authorized.
          8.19 First Priority Agent and Second Priority Agent
          It is understood and agreed that (a) The CIT Group/Business Credit, Inc. is entering into this Agreement in its capacity as First Priority Agent and the provisions of Article XI and Section 12.3 of the Credit Agreement applicable to it as administrative agent thereunder shall also apply to it as First Priority Agent hereunder, and (b) The Bank of New York is entering in this Agreement in its capacity as Trustee (including its capacity as Collateral Agent under the Indenture and the other Second Priority Documents) and the provisions of Articles Seven and Twelve of the Indenture applicable to the Trustee thereunder shall also apply to the Second Priority Agent hereunder.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

FIRST PRIORITY AGENT: THE CIT GROUP/BUSINESS CREDIT, INC., as First Priority Agent
By:	/s/ Cyntra A. Trani
	Name:	Cyntra A. Trani
	Title:	Senior Vice President

Address: 11 West Forty-second Street New York, New York 10038 Attention: Portfolio Manager

SECOND PRIORITY AGENT: THE BANK OF NEW YORK, as Trustee, Collateral Agent and Second Priority Agent
By:	/s/ Geovanni Barris
	Name:	Geovanni Barris
	Title:	Vice President

Address: 101 Barclay Street,-8W New York, New York 10286 Facsimile no.: 212 815 5131 Attention: Geovanni Barris

Intercreditor Agreement

GRANTORS: BROADVIEW NETWORKS HOLDINGS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO

Address:

800 Westchester Avenue
5th Floor — Suite N501
Rye Brook, New York 10573

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

Facsimile no.: 212 728 8111

Attention: Cornelius T. Finnegan, III

BRIDGECOM HOLDINGS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO

Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573

With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

Intercreditor Agreement

BRIDGECOM INTERNATIONAL, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO
Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573

With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

BRIDGECOM SOLUTIONS GROUP, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO

Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573
With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

Intercreditor Agreement

BROADVIEW NETWORKS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO

Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573
With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

BROADVIEW NETWORKS OF MASSACHUSETTS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO

Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573
With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

Intercreditor Agreement

BROADVIEW NETWORKS OF VIRGINIA, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO
Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573

With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

BROADVIEW NP ACQUISITION CORP.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO

Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573
With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

Intercreditor Agreement

BV-BC ACQUISITION CORPORATION
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO
Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573

With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

OPEN SUPPORT SYSTEMS LLC
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO

Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573
With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

Intercreditor Agreement

TRUCOM CORPORATION
By:	/s/ Corey Rinker
	Name:	Corey Rinker
	Title:	CFO

Address: 800 Westchester Avenue 5th Floor — Suite N501 Rye Brook, New York 10573
With a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Facsimile no.: 212 728 8111 Attention: Cornelius T. Finnegan, III

Intercreditor Agreement